Future Policy Benefits and Other Policyholder Liabilities	12 Months Ended
Dec. 31, 2017
Future Policy Benefits and Other Policyholder Liabilities
8.	Future Policy Benefits and Other Policyholder Liabilities

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2017 and 2016, future policy benefits and other policyholder liabilities consisted of the following:

	December 31, 2017	December 31, 2016
($ in thousands)
Traditional life insurance	$1,607,149	$1,598,071
Immediate fixed annuities	466,723	520,380
Accident and health insurance	1,809,006	1,693,598
Equity indexed annuities	32,601	40,298
Other	1,594,571	1,259,444

Total	$5,510,050	$5,111,791

Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Accident and health insurance future policy benefit reserves include gross unpaid claim reserves of $256.7 million and $218.0 million as of December 31, 2017 and 2016, respectively. These amounts are fully reinsured as of December 31, 2017 and 2016.